SSgA FUNDS

SUPPLEMENT DATED JUNE 4, 2008

TO

PROSPECTUS DATED DECEMBER 18, 2007

SSgA PRIME MONEY MARKET FUND

Shareholders of the SSgA Prime Money Market Fund are hereby notified that Footnote 2 to the table entitled “Annual Fund Operating Expenses” in the prospectus section entitled “Fees and Expenses of the Fund” is hereby replaced in its entirety as follows:

2      The Advisor has contractually agreed to waive .05% of its .15% Management Fee until December 31, 2010. Also, the Advisor has contractually agreed to waive up to the full amount of the Fund’s Management Fee and to reimburse the Fund for all expenses to the extent that total expenses (exclusive of non-recurring account fees and extraordinary expenses) exceed .20% of average daily net assets on an annual basis until December 31, 2008.  The annual Management Fee after waiver and reimbursement is .10%.

Additionally, the last paragraph under “Management of the Fund” is hereby replaced in its entirety as follows:

For these services, the Fund pays the Advisor an annual management fee, calculated daily and paid monthly, of 0.10%, after fee waiver and reimbursement, of the average daily net asset value of the Fund.

The remainder of the Prospectus section entitled “Portfolio Management” is unchanged.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE